UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

CONNEXIONONE CORP.
(Exact name of Company as specified in its charter)

North Carolina	000-26113	30-1252905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39899 BALENTINE DRIVE

SUITE 200

NEWARK, CA 94560

(Address of principal executive offices) (Zip Code)

+ 1-408-533-8155

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.06 Change in Shell Company Status

ConneXionONE Corp. (the “Company”) began active business operation pursuant to its business plan which is to develop and operate a decentralized social media platform that does not have a centralized governing body and may, at some point, provide viable alternatives to established platforms like Twitter, Instagram, Facebook and TikTok.

The Company ceased being a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934 defines a shell company as a company that has

(A) no or nominal operations; and,

(B) either,

(1) no or nominal assets;

(2) assets consisting solely of cash and cash equivalents; or,

(3) assets consisting of any amount of cash and cash equivalents and nominal other assets.

The determination was made based on the following:

1)	The Company has begun business operations in the 2nd quarter of 2022 pursuant to its business plan. As such, the Company does not have nominal operations.
2)	On June 1, 2022, the Company has entered into a Software Development and Operation Service Agreement with a service provider to develop and maintain its social media platform application. The Company has made a total payment of $238,000 to the service provider for the development of the platform as of September 30, 2022. Under the terms of the Agreement, the Company shall own all copyrights and intellectual property rights thereto. The initial version of the application was completed on October 27, 2022 and is available for download by the public. As such, the Company does not have assets consisting of any amount or solely of cash and cash equivalents and nominal other assets.

Accordingly, pursuant to the status above, the Company is a development stage company that has engaged in activities that are, at a minimum, sufficient to manifest a strong commitment in pursuing a legitimate business as set forth in the Company’s business plan. Based on the business conducted by the Company since June 2022, the Company believes it ceased being a shell company and has remained a non-shell company since then based on the most recent quarterly filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Inc

Dated: November 4, 2022	By:	/s/ Chris Chang
Chris Chang Chief Executive Officer and Chief Financial Officer

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